Income Taxes	6 Months Ended
Jun. 30, 2012
Income Taxes [Abstract]
Income Taxes
(13)	Income Taxes

The Company provides for income taxes using an asset and liability approach, under which deferred income taxes are provided based upon enacted tax laws and rates applicable to periods in which the taxes become payable.

The Company follows FASB ASC 740-270, Income Taxes—Interim Reporting, for the computation and presentation of its interim period tax provision. Accordingly, management estimated the effective annual tax rate and applied this rate to the year-to-date pre-tax book income to determine the interim provision for income taxes.

Loss before income taxes for the years ended December 31, 2009 and 2010 and profit before income taxes for the year ended December 31, 2011 was all incurred in the United States of America.

The income tax provision for the three months ended June 30, 2011 and 2012 was $0.3 million and $1.6 million, respectively, and the income tax provision for the six months ended June 30, 2011 and 2012 was $0.4 million and $3.0 million, respectively. The change is primarily due to having no valuation allowance as of June 30, 2012 compared to having a full valuation allowance as of June 30, 2011. The tax provision for the three months and six months ended June 30, 2012 includes a discrete deferred tax benefit of $0.5 million related to the increase of federal income tax rate from 34% to 35% due to an increase in estimated taxable future earnings.

The Company is subject to income taxes in the U.S. federal and various state jurisdictions. Presently, there is no income tax examination going on in the jurisdictions where the Company operates.

As of June 30, 2012, the Company remains in a net deferred tax asset position. The realization of the Company’s deferred tax assets depends primarily on its ability to generate sufficient U.S. taxable income in future periods. The amount of deferred tax assets considered realizable may increase or decrease in subsequent quarters as management reevaluates the underlying basis for the estimates of future domestic taxable income.

The components of the provision for income taxes for the years ended December 31, 2009, 2010 and 2011 are as follows (dollars in thousands):

	2009	2010	2011
Current:
Federal	$48	$—	$—
State	(97)	(130)	(330)

	(49)	(130)	(330)

Deferred:
Federal	(423)	1,404	17,854
State	(23)	(70)	2,344

	(446)	1,334	20,198

Total (provision) benefit for income taxes	$(495)	$1,204	$19,868

Deferred tax assets (liabilities) as of December 31, 2010 and 2011 consist of the following (dollars in thousands):

	2010	2011
Deferred tax assets:
Current:
Prepaids	$373	$—
Accruals and reserves	2,571	1,291

Deferred tax assets—current	2,944	1,291

Noncurrent:
Net operating loss carryforwards	22,002	17,139
Stock-based compensation	2,750	3,534
R&D and other credits	1,137	1,261
Property and equipment	1,009	1,000
Reserves—noncurrent	—	525
Other	57	—

Deferred tax assets—noncurrent	26,955	23,459

Gross deferred tax assets	29,899	24,750
Valuation allowance	(25,931)	—

Total deferred tax assets	3,968	24,750

Deferred tax liabilities:
Noncurrent
Intangibles	(3,968)	(4,065)
Goodwill	(1,929)	(2,416)

Gross deferred tax liabilities	(5,897)	(6,481)

Net deferred tax assets and liabilities:
Net deferred tax liabilities	$(1,929)	$—

Net deferred tax assets—current		1,291
Net deferred tax assets—noncurrent		16,978

Total net deferred tax assets		$18,269

The current portion of net deferred tax assets is included in the prepaid expenses and other current assets line item in the consolidated balance sheets.

Reconciliation of the statutory federal income tax rate to the Company’s effective tax rate for the years ended December 31, 2009, 2010 and 2011:

	2009	2010	2011
Tax provision (benefit) at U.S. statutory rate	(34)%	(34)%	34%
State income taxes, net of federal benefit	8	4	4
Warrants	(17)	31	(1)
Permanent items	34	—	8
R&D credits	(59)	—	(1)
Change in valuation allowance	424	(8)	(193)
Other	—	—	1

Provision (benefit) for tax	356%	(7)%	(148)%

The Company’s accounting for deferred taxes involves the evaluation of a number of factors concerning the realizability of the Company’s deferred tax assets. Assessing the realizability of deferred tax assets is dependent upon several factors, including the likelihood and amount, if any, of future taxable income in relevant jurisdictions during the periods in which those temporary differences become deductible. The Company’s management forecasts taxable income by considering all available positive and negative evidence including its history of operating income or losses and its financial plans and estimates which are used to manage the business. These assumptions require significant judgment about future taxable income. The amount of deferred tax assets considered realizable is subject to adjustment in future periods if estimates of future taxable income are reduced.

The Company provided a valuation allowance for all of its net deferred tax assets as of December 31, 2010 due to the uncertainty regarding their future realization.

In the fourth quarter of fiscal year 2011, the Company’s management determined that the positive evidence of taxable income coupled with its forecasted profitability outweighed the negative evidence of prior losses. The Company deferred action on the release of the valuation allowance until the fourth quarter of 2011 when it had visibility into its 2012 enrollment levels, including enrollment and a full year of results from the Company’s 2010 portfolio purchases. The Company believes this information provides the basis for reliable forecasts of 2012 pre-tax income due to the fixed monthly fees that form the majority of its revenue. Accordingly, in the fourth quarter of 2011, the Company released the valuation allowance on its deferred tax assets. Accordingly, in the fourth quarter of fiscal year 2011, the Company released $25.9 million of the valuation allowance on its deferred tax assets, primarily related to its federal deferred tax assets.

Any subsequent increases in the valuation allowance will be recognized as an increase in deferred tax expense. Any decreases in the valuation allowance will be recorded either as a reduction of the income tax provision or as a credit to paid-in capital if the associated deferred tax asset relates to windfall stock option deductions on the exercise of stock options.

At December 31, 2011, unrecognized tax benefits approximated $2.3 million, which would impact the provision if recognized. Included in the balance at December 31, 2011 is $0.3 million of current year tax positions, which would affect the Company’s income tax expense if recognized. As of December 31, 2011, the Company has no uncertain tax positions that would be reduced as a result of a lapse of the applicable statute of limitations in the following year. The Company does not anticipate that any adjustments would result in a material change to its financial position. For the years ended December 31, 2009, 2010 and 2011, the Company did not recognize interest or penalties related to unrecognized tax benefits. A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

	Year ended December 31,
	2009	2010	2011
	(In thousands)
Balance, beginning of year	$1,434	$1,630	$1,994
Increase in tax positions for prior years	—	117	24
Decrease in tax positions for prior years	—	—	—
Settlements	—	—	—
Lapse in statute of limitations	—	—	—
Increase in tax positions for current year	196	247	303

Balance, end of year	$1,630	$1,994	$2,321

The Company files income tax returns in the U.S. federal jurisdiction and various states jurisdictions. As a result of the Company’s net operating loss carryforwards, the 2000 through 2010 tax years are open and may be subject to potential examination in one or more jurisdictions.

At December 31, 2011, the Company had federal and state operating loss carryforwards of approximately $47.9 million and $38.9 million, respectively, available to offset future regular and alternative minimum taxable income. The Company’s federal net operating loss and tax credit carryforwards expire in the years 2023 through 2029 and 2022 through 2031, respectively, if not utilized. The state net operating loss carryforwards expire in the years 2012 through 2031. The federal amount includes tax deductions benefits related to stock options in the amount of $3.8 million that will be booked to additional paid-in capital and that will benefit the tax provision when utilized.

The Company also has tax deductible goodwill related to asset acquisitions. When the Company utilizes these loss carryforwards, a portion of these amortization deductions will be booked to goodwill and will not benefit the tax provision. The cumulative amount of amortization deductions through 2011 is $6.6 million, of which $200,000 relates to amounts that will be booked to goodwill and will not benefit the tax provision.

In addition, the Company had federal and California research and development credit carryforwards of approximately $2.6 million and $1.1 million respectively, available to offset future tax liabilities. The federal research credit carryforwards expire beginning in the years 2022 through 2031, if not fully utilized. The California tax credit carryforward can be carried forward indefinitely.

The Company’s ability to utilize the net operating losses and tax credit carryforwards in the future may be subject to a reduction in the event of future ownership changes as defined in Section 382 of the Code and similar state tax law.